LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE PROSPECTUS DATED FEBRUARY 29, 2012 OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

Effective December 1, 2012, the following text replaces the section of the fund’s prospectus titled “More on fund management — Manager and administrator”:

Legg Mason Capital Management, LLC (“LMCM”, “manager” or “adviser”), with offices at 100 International Drive, Baltimore, Maryland 21202, provides the fund with investment advisory and management services, except for management of cash and short-term instruments, and provides certain oversight services to the fund. LMCM had aggregate assets under management of approximately $4.5 billion as of September 30, 2012.

LMCM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “administrator”). LMPFA, located at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $459.7 billion.

LMCM, LMPFA, LMIS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $650.7 billion.

Please retain this supplement for future reference.

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